SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                          April 28, 2004

UBIQUITEL INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30761	23-3017909
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA		19428
(Address of principal executive office)		(Zip code)

Registrant’s telephone number, including area code: (610) 832-3311

Not Applicable
(Former Names or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

c)                                      Exhibits.                                                   The following Exhibit is filed with this report.

Exhibit Number	Description

99.1	Press Release dated April 28, 2004.

Item 12.  Results of Operations and Financial Condition.

On April 28, 2004, UbiquiTel Inc. announced its operating and financial results for the quarter ended March 31, 2004 in the press release attached as Exhibit 99.1 hereto and incorporated herein by reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITEL INC.

Date: April 29, 2004	By:	/s/ James J. Volk
James J. Volk
Chief Financial Officer